Exhibit 10.71

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
			J		1	24

2. AMENDMENT/MODIFICATION NO. P00024		3. EFFECTIVE DATE 13 Nov 2008	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)

6. ISSUED BY	CODE	M67854	7. ADMINISTERED BY (If other than Item 6)	CODE	S1103A

COMMANDER			DCMA
MARINE CORPS SYSTEMS COMMAND			ATTN: DIANNE ROBERTS
ATTN: LYNN Y. FRAZIER 2200 LESTER STREET QUANTICO, VA 22134 (540)242-3028			2300 LAKE PARK DRIVE, SUITE 300 SMYNRA, GA 30080

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. ATTN: DAMON WALSH 9801 HIGHWAY 78, #1 LADSON, SC 29456			☒	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-C-5039

CODE: 45152	FACILITY CODE		10B. DATED (SEE ITEM 13) 27 Apr 2008

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.  Offers must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required) See Section G

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT
☒	ORDER NO. IN ITEM 10A. CHANGES CLAUSE — FAR 42.103(b)(2)
☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF BOTH PARTIES
☐	D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This modification is being issued to add vehicles, spare parts, and training for the GoC.

Add CLIN 0060, Qty 8, Catergory II MRAP 6X6 Vehicle for Canada. Add CLIN 0061, Qty 26, Category II MRAP 6X6 EOD Vehicles for Canada. Add CLIN 0062, Qty 26, Cougar EOD Storage Unit - Right Side. Add CLIN 0063, Qty 26, Cougar EOD Storage Unit - Left Side. Add CLIN 0064, Qty 34, cougar Platt Turret/Stanag 3+ Upgrade. Add CLIN 0065, Qty 34, Cougar AFES. Add CLIN 0066, Qty 14 Buffalo A2 Vehicles. Add CLIN 0067, Qty 14, Buffalo Thermal Camera. Add CLIN 0068, Qty 1, cougar EOD Spares. Add CLIN 0069, Qty 1, Buffalo A2 Spares. Add CLIN 0070, Qty 6, Cougar EOD STTE. Add CLIN 0071, Qty 6, Buffalo A2 STTE. Add CLIN 0072, Qty 6, Cougar EOD CONUS Operators Training. Add CLIN 0073, Qty 6, Buffalo A2 CONUS Operators Training. Add CLIN 0074, Qty 36, Cougar Manuals/Publications. Add CLIN 0075, Qty 1, Buffalo A2 Manuals/Publications. Add CLIN 0076, Qty 24, Cougar FSR Support - 2 Yrs. Add CLIN 0077, Qty 24, Buffalo FSR Support - 2 Yrs. This modification is issued in a NTE amount of $49,439,616.00. The actual cost ofthe CLINs included in this modification will be settled after completion of the audit and final negotiations.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) DAVID HANCE, CONTRACTING OFFICER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

		By	/s/ David Hance	11/14/08
(Signature of person authorized to sign)			(Signature of Contracting Officer)

STANDARD FORM 30 (Rev. 10-83)

Prescribed by GSA

FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-C-5039

P00024

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 1449 — CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $49,439,616.00 from $23,101,975.79 to $72,541,591.79.

SUPPLIES OR SERVICES AND PRICES

CLIN 0060 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0060		8	Each	$[***]	$[***] NTE

Category II MRAP 6x6 ECP Cougar Vehicles for Canada

FFP

This vehicle is the same as the one described in CLIN 0002 of contract M67854-07-D-

5031, Delivery Order No. 0007 in accordance with the current U.S. Military Configuration.

FMS Case: CN-P-LIK

FOB: Origin

PDLI: lZ0000

RSN: 001

MILSTRIP: PCN045/8290/6001/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN CS	CIN:				$[***] NTE

CLIN 0061 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0061		26	Each	$[***]	$[***] NTE

Category II MRAP 6x6 EOD Cougar Vehicles for Canada

FFP

This vehicle is the same as the one described in CLIN 0002 of contract M67854-07-D-

5031, Delivery Order No. 0007 in accordance with the current U.S. Military Configuration.

FMS Case: CN-P-LIK

FOB: Origin

PDLI: lZ0000

RSN: 001

MILSTRIP: PCN045/8290/6002/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN CS	CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0062 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0062		26	Each	$[***]	$[***] NTE

Cougar EOD Storage Unit - Right Side

FFP

Furnish and install EOD Storage Unit, Right Side of Category II MRAP Vehicle. Same as

M67854-07-C-5039-P00007, CLIN 0038.

FMS Case: CN-P-LIK
FOB: Origin
PDLI: 1Z0000 RSN: 001

MILSTRIP: PCN045/8290/6003/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN CS	CIN:				$[***] NTE

CLIN 0063 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0063		26	Each	$[***]	$[***] NTE

Cougar EOD Storage Unit - Left Side

FFP

Furnish and install EOD Storage Unit, Right Side of Category II MRAP Vehicle. Same as

M67854-07-C-5039-P00007, CLIN 0037.

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 1Z0000

RSN: 001

MILSTRIP: PCN045/8290/6004/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN CS	CIN:				$[***] NTE

CLIN 0064 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0064		34	Each	$[***]	$[***] NTE
Cougar Platt Turret/Stanag 3+ Upgrade FFP FMS Case: CN-P-LIK FOB: Origin PDLI: 1Z0000 RSN: 001 MILSTRIP: PCN045/8290/6005/0LIK REQUISITION NUMBER: M6785409RCF0013
				NET AMT	$[***] NTE
ACRN CS	CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0065 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0065		34	Each	$[***]	$[***] NTE
Cougar Automatic Fire Extinguisher System (AFES) FFP FMS Case: CN-P-LIK FOB: Origin PDLI: 1Z0000 RSN: 001 MILSTRIP: PCN045/8290/6006/0LIK REQUISITION NUMBER: M6785409RCF0013
				NET AMT	$[***] NTE
ACRN CX	CIN:				$[***] NTE

CLIN 0066 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0066		14	Each	$[***]	$[***] NTE

Buffalo A2Vehicles for Canada

FFP

This vehicle is the same as the one described in CLIN 0131 of contract M67854-06-C-

5162, in accordance with the current U.S. Military Configuration.

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 2Z0000

RSN: 002

MILSTRIP: PCN045/8290/6011/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN CY	CIN:				$[***] NTE

CLIN 0067 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0067		14	Each	$[***]	$[***] NTE

Buffalo Thermal Camera for Canada

FFP

This vehicle is the same as the one described in CLIN 0046 of contract M67854-07-C-

5039, in accordance with the current U.S. Military Configuration.

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 2Z0000

RSN: 002

MILSTRIP: PCN045/8290/6012/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN CZ	CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0068 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0068		1	Each	$[***]	$[***] NTE

Cougar EOD Spare Parts List for Canada. List to be defined on future modification once identified by the GoC.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 3Z0000

RSN: 003

MILSTRIP: PCN044/8290/6001/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN DA	CIN:				$[***] NTE

CLIN 0069 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0069		1	Lot	$[***]	$[***] NTE

Buffalo A2 Spare Parts List for Canada. List to be defined on future modification once identified by the GoC.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 3Z0000

RSN: 003

MILSTRIP: PCN044/8290/6002/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN DB	CIN:				$[***] NTE

CLIN 0070 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0070		6	Each	$[***]	$[***] NTE

Cougar EOD STTE for Canada. List to be defined on future modification once identified by the GoC. Reference CLIN 0023 of M67854-07-C-5162-P00007.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 3Z0000

RSN: 003

MILSTRIP: PCN044/8290/6003/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
ACRN DC	CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0071 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0071		6	Each	$[***]	$[***] NTE

Buffalo A2 STTE for Canada. List to be defined on future modification once identified by the GoC. Reference CLIN 0023 of M67854-07-C-5162-P00007.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 3Z0000

RSN:003

MILSTRIP: PCN044/8290/6004/0LIK

REQUISITION NUMBER: M6785409RCF013

				NET AMT	$[***] NTE
	ACRN DD CIN:				$[***] NTE

CLIN 0072 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0072		6	Each	$[***]	$[***] NTE
Cougar EOD CONUS OPNET Training FFP FMS Case: CN-P-LIK FOB: Origin PDLI: 4Z0000 RSN: 004 MILSTRIP: PCN045/8290/8001/0LIK REQUISITION NUMBER: M6785409RCF0013
				NET AMT	$[***] NTE
	ACRN DE CIN:				$[***] NTE

CLIN 0073 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0073		6	Each	$[***]	$[***] NTE
Buffalo A2 CONUS OPNET Training FFP FMS Case: CN-P-LIK FOB: Origin PDLI: 4Z0000 RSN: 004 MILSTRIP: PCN045/8290/8002/0LIK REQUISITION NUMBER: M6785409RCF0013
				NET AMT	$[***] NTE
	ACRN DF CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0074 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0074		36	Each	$[***]	$[***] NTE

Cougar Manuals/Publications. Same manuals as per CLIN 0132 from M67854-

06-C-5162, P00026.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 5Z0000

RSN: 005

MILSTRIP: PCN044/8290/6011/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
	ACRN DG CIN:				$[***] NTE

CLIN 0075 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0075		1	Lot	$[***]	$[***] NTE

Buffalo A2 Manuals/Publications. Manuals/Publications are being developed by

FPII. Operator’s Manual: 16 hard copies; one (1) delivered with each vehicle plus two (2) provided to the GoC. Maintenance Manual: one (1) soft copy with copy rights to print a determined number of copies. Parts Manual: one (1) soft copy with copy rights to print a determined number of copies. COTS Manuals:

one(1) electronic copy with copy rights to print a determined number of copies.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 5Z0000

RSN: 005

MILSTRIP: PCN044/8290/6012/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
	ACRN DH CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0076 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0076		24	Each	$[***]	$[***] NTE

CAT II MRAP FSR Support.

One (1) Field Service Representative Support for CAT II MRAP Vehicle

(Reference CLIN 0007AA). FSR is responsible for the repair and maintenance of the vehicles, to ensure they are maintained in an operational readiness status for one (1) year in a war zone. In addition, FSRs will monitor and track usage of spares for follow-on support requirements. An optional one (1) of FSR support may be required of FSR support and such additional support if deemed necessary will be exercised through an amendment to the contract. The Canadian Ministry of Defense is responsible for providing housing, sustenance, security, and workspace sufficient for maintenance and repairs.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 6Z0000

RSN: 006

MILSTRIP: PCN044/8290/6031/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
	ACRN DI CIN:				$[***] NTE

CLIN 0077 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0077		24	Each	$[***]	$[***] NTE

Buffalo FSR Support.

One (1) Field Service Representative Support for CAT II MRAP Vehicle

(Reference CLIN 0007AB). FSR is responsible for the repair and maintenance of the vehicles, to ensure they are maintained in an operational readiness status for one (1) year in a war zone. In addition, FSRs will monitor and track usage of spares for follow-on support requirements. An optional one (1) of FSR support may be required of FSR support and such additional support if deemed necessary will be exercised through an amendment to the contract. The Canadian Ministry of Defense is responsible for providing housing, sustenance, security, and workspace sufficient for maintenance and repairs.

FFP

FMS Case: CN-P-LIK

FOB: Origin

PDLI: 6Z0000

RSN: 006

MILSTRIP: PCN044/8290/6032/0LIK

REQUISITION NUMBER: M6785409RCF0013

				NET AMT	$[***] NTE
	ACRN DJ CIN:				$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0060 thru 0077:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0060	Origin	Government	Origin	Government
0061	Origin	Government	Origin	Government
0062	Origin	Government	Origin	Government
0063	Origin	Government	Origin	Government
0064	Origin	Government	Origin	Government
0065	Origin	Government	Origin	Government
0066	Origin	Government	Origin	Government
0067	Origin	Government	Origin	Government
0068	Origin	Government	Origin	Government
0069	Origin	Government	Origin	Government
0070	Origin	Government	Origin	Government
0071	Origin	Government	Origin	Government
0072	Origin	Government	Origin	Government
0073	Origin	Government	Origin	Government
0074	Origin	Government	Origin	Government
0075	Origin	Government	Origin	Government
0076	Origin	Government	Origin	Government
0077	Origin	Government	Origin	Government

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been added by full text:

FSRS IN AFGHANISTAN AND IRAQ

MRAP FIELD SERVICE REPRESENTATIVE (FSR) SOW ADDENDUM

AI 22.1 Prohibition Against Human Trafficking, Inhumane Living Conditions, and Withholding of Employee Passports: The following mandatory requirement applies to all contracts with performance in Iraq and Afghanistan:

Prohibition Against Human Trafficking, Inhumane Living Conditions, and Withholding of Employee Passports (5 Nov 07): All contractors (“contractors” herein below includes subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the person’s liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

Contractors are also required to comply with the following provisions:

1) Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

2) Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employee’s native language that defines the terms of their employment/compensation.

3) Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

4) Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet (50 sf) is the minimum acceptable square footage of personal living space per employee. Upon contractor’s written request, contracting officers may grant a waiver in writing in cases where the existing square footage is

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

5) Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Government’s Quality Assurance process.

6) Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

AI 25.2 Fitness for Duty and Limits on Medical/Dental Care in Iraq and Afghanistan: The following clause is mandatory for all contracts with performance in Iraq or Afghanistan. When DFARS 252.225-7040 is included, this mandatory language supplements paragraph (c)(2):

Fitness for Duty and Limits on Medical/Dental Care in Iraq and Afghanistan (5 Nov 07): The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

The contractor shall not deploy an individual with any ofthe following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, CENTAF, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months’ time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset < 1 year)) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere’s Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis < l year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically related services or transportation rendered. In accordance with OUSD(C) Memorandum dated January 4, 2007, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

Inpatient daily rate: $1,918.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

Outpatient visit rate: $184.00. This includes diagnostic imaging, laboratory/pathology, and pharmacy provided at the medical facility.

AI 25.4 Quarterly Contractor Census Reporting. The following mandatory language in the Statement of Work applies to all contracts with contract employees performing in Iraq and Afghanistan:

Quarterly Contractor Census Reporting (12 Nov 07). The prime contractor will report upon contract award and then quarterly thereafter, not later than January, 1 April, 1 July and 1 October, to JCCI.J2J5J7@pco-iraq.net for Iraq and to BGRMPARC-A@swa.army.mil for Afghanistan the following information for the prime contract and all subcontracts under this contract:

(1) The total number of contract employees performing on the contract who receive any support benefits, including but not limited to billeting, food, use of exchanges, laundry by host nation, US Nationals, and Third Country Nationals;

(2) The total number of prime contract employees performing on the contract by host nation, US Nationals, and Third Country National;

(3) The total number of subcontractor employees performing on the contract by subcontractor, host nation, US Nationals, and Third Country National;

(4) The company names and contact information of its subcontractors at all tiers; and

(5) The name of all company POCs who are responsible for entering and updating employee data in the Synchronized Predeployment & Operational Tracker (SPOT) IAW DFAR 252.225-7040 DOD class deviation 2007-00004 or DFAR DOD class deviation 2007-00010.

The following clause is added to the contract:

C.6.3.11 IRAQ SOCIOECONOMIC PROGRAM (5 Nov 07)

The Contractor shall maximize the employment, training, and transfer of knowledge, skills and abilities to the Iraqi workforce. The Contractor shall maximize utilization of Iraqi subcontractors and businesses. The offeror shall maximize utilization of material of Iraqi manufacture.

Iraqi First Program Definitions:

Employment means the total number of Iraqi citizens proposed by the offeror for the contract effort, and the total number of Iraqi citizens proposed for the contract effort by each subcontractor, to be directly employed, full or part time, during the life of the contract.

An “Iraqi” company (or subsidiary company) has a principal place of business located within Iraq and the majority shareholder is an Iraqi citizen.

An Iraqi citizen or employee is an individual whose ordinary residence is in Iraq and holds an Iraq-issued passport or Iraq residency papers.

Materiel of Iraqi manufacture includes all items where significant value is added, or a change of form, fit, and function, leading to the final form of the procured end item takes place, within the country of Iraq.

The contractor’s efforts to encourage the Iraqi First program will be considered by the government in performance evaluations.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION F: DELIVERIES OR PERFORMANCE

The following delivery schedule has been established:

The following Delivery Schedule item for CLIN 0060 has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2008	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0061 has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2009	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
28-FEB-2009	16	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAR-2009	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0062 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2009	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

28-FEB-2009	16	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAR-2009	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0063 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2009	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
28-FEB-2009	16	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAR-2009	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0064 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2008	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

28-FEB-2009	16	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAR-2009	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-JAN-2009	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0065 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2008	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
28-FEB-2009	16	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAR-2009	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-JAN-2009	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item for CLIN 0066 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-APR-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAY-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
30-JUN-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-JUL-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-AUG-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
30-SEP-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-OCT-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item for CLIN 0067 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-APR-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAY-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
30-JUN-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-JUL-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-AUG-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
30-SEP-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-OCT-09	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item for CLIN 0068 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2008	1	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for SUBCLIN 0069 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-APR-2009	1	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0070 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

02-JAN-2009	6	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for SUBCLIN 0071 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-APR-2009	6	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item for CLIN 0072 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

12-16 JAN 2009	6	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0073 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

TBD	6	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0074 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2008	10	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-JAN-2009	2	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
28-FEB-2009	16	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin
31-MAR-2009	8	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item for CLIN 0075 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-APR-09	1	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for CLIN 0076 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

1-DEC-08 TO 1-DEC-10	24	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

The following Delivery Schedule item for SUBCLIN 0077 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

1-MAY-09 TO 1-MAY-11	24	FORCE PROTECTION INDUSTRIES, INC. SUSAN HARP 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $49,439,616.00 from $23,101,975.79 to $72,541,591.79.

CLIN 0060:

Funding on CLIN 0060 is initiated as follows:

ACRN:CS

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 001 0LIK

Increase:  $[***]

Total:  $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0061:

Funding on CLIN 0061 is initiated as follows:

ACRN: CT

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 002 0LIK

Increase: $[***]

Total: $[***]

CLIN 0062:

Funding on CLIN 0062 is initiated as follows:

ACRN: CU

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 003 0LIK

Increase: $[***]

Total: $[***]

CLIN 0063:

Funding on CLIN 0063 is initiated as follows:

ACRN: CV

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 004 0LIK

Increase: $[***]

Total: $[***]

CLIN 0064:

Funding on CLIN 0064 is initiated as follows:

ACRN: CW

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 005 0LIK

Increase: $[***]

Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0065:

Funding on CLIN 0065 is initiated as follows:

ACRN: CX

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 006 0LIK

Increase: $[***]

Total: $[***]

CLIN 0066:

Funding on CLIN 0066 is initiated as follows:

ACRN: CY

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 011 0LIK

Increase: $[***]

Total: $[***]

CLIN 0067:

Funding on CLIN 0067 is initiated as follows:

ACRN: CZ

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82906 012 0LIK

Increase: $[***]

Total: $[***]

CLIN 0068:

Funding on CLIN 0068 is initiated as follows:

ACRN: DA

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 001 0LIK

Increase: $[***]

Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0069:

Funding on CLIN 0069 is initiated as follows:

ACRN: DB

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 002 0LIK

Increase: $[***]

Total: $[***]

CLIN 0070:

Funding on CLIN 0070 is initiated as follows:

ACRN: DC

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 003 0LIK

Increase: $[***]

Total: $[***]

CLIN 0071:

Funding on CLIN 0071 is initiated as follows:

ACRN: DD

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 004 0LIK

Increase: $[***]

Total: $[***]

CLIN 0072:

Funding on CLIN 0072 is initiated as follows:

ACRN: DE

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82908 001 0LIK

Increase: $[***]

Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0073:

Funding on CLIN 0073 is initiated as follows:

ACRN: DF

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN045 82908 002 0LIK

Increase: $[***]

Total: $[***]

CLIN 0074:

Funding on CLIN 0074 is initiated as follows:

ACRN: DG

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 011 0LIK

Increase: $[***]

Total: $[***]

CLIN 0075:

Funding on CLIN 0075 is initiated as follows:

ACRN: DH

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 012 0LIK

Increase: $[***]

Total: $[***]

CLIN 0076:

Funding on CLIN 0076 is initiated as follows:

ACRN: DI

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 031 0LIK

Increase: $[***]

Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0077:

Funding on CLIN 0077 is initiated as follows:

ACRN: DJ

CIN: 000000000000000000000000000000

Acctng Data: 97-11X8242 2886 000 74862 0 065916 2D PCN044 82906 032 0LIK

Increase: $[***]

Total: $[***]

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been added by reference:

52.251-1	Government Supply Sources	APR 1984

The following have been added by full text:

CONTRACTOR FURNISHED MATERIEL

CONTRACTOR FURNISHED MATERIEL (CFM).

The contractor is authorized IAW FAR clause 52.251-1 to use DLA as a Source of Supply (SOS) via use of Contractor Furnished Materiel (CFM) Department of Defense Activity Address Code (DODAAC). Authorization enables contractor or authorized subcontractor to use DLA as first source of supply for DLA managed items in support of the contract. Any acquisition from DLA will be a direct transaction between the contractor and DLA. Use of DLA as a SOS will not relieve the contractor of performance under the terms of this contract. DLA will assist USMC CO and contractor and sub-contractors in coordination of required TAC information to build DODAACs to insure proper invoicing and payment.

SPECIAL CONTRACT REQUIREMENTS

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following special contract requirement is added to the contract:

H8                                AI 25.3 COMPLIANCE WITH LAWS AND REGULATIONS.

The Contractor shall comply with, and shall ensure that its personnel and its subcontractors and subcontractor personnel at all tiers obey all existing and future U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps fragmentary orders, instructions and directives.

Contractor employees performing in the USCENTCOM Area of Operations are under the jurisdiction of the Uniform Code of Military Justice (UCMJ). Under the UCMJ, U.S. commanders may discipline contractor employees for criminal offenses. Contractors shall advise the Contracting Officer if they suspect an employee has committed an offense. Contractors shall not permit an employee suspected of a serious offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.

(End)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION I - CONTRACT CLAUSES

The following have been added by reference:

252.211-7003	Item Identification and Valuation	JUN 2005
252.246-7000	Material Inspection And Receiving Report	JAN 2008

The following have been added by full text:

252.217-7027	CONTRACT DEFINITIZATION (OCT 1998)

(a) A firm fixed price contract modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a detailed fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

Submission of detailed proposal:	January 1, 2009
Audit of proposal by DCAA:	February 14,2009
Technical evaluation received:	February 14, 2009
Negotiations completed:	April 1, 2009
Contract Modification Definitized:	May 1, 2009

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by--

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(l) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract modification resulting from this undefinitized contract action will include a negotiated firm fixed price in no event to exceed $49,439,616.00.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following have been modified:

52.216-24                                               LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $24,719,808.00 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $24,719,808.00 dollars.

(End of clause)